EXHIBIT 13.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

COMPANHIA BRASILEIRA DE DISTRIBUIÇÃO (the “Company”) is filing with the U.S. Securities and Exchange Commission, on the date hereof, its annual report on Form 20-F for the fiscal year ended December 31, 2023 (the “Report”). Pursuant to 18 U.S.C. Section 1350, as enacted pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002, I, Rafael Sirotsky Russowsky, Chief Financial Officer and Investor Relations Officer, hereby certify that:

1.                      the Report fully complies with the requirements of Section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and

2.                      the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 28, 2024.

By:	/s/ Rafael Sirotsky Russowsky

Name: Rafael Sirotsky Russowsky

Title: Chief Financial Officer and Investor Relations Officer